FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 1995
                                                  --------------------


                       TELEPHONE AND DATA SYSTEMS, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


              Iowa                       1-8251                    36-2669023
              -----                      -------                   -----------
         (State or other               (Commission               (IRS Employer
         jurisdiction of               File Number)              Identification
          incorporation)                                               No.)



 30 North LaSalle Street, Chicago, Illinois                       60603
 -------------------------------------------                      -----
  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                Not Applicable
                                ---------------
         (Former name or former address, if changed since last report)


           The Exhibit Index is Located on Page 4 of 5 Total Pages.

Item 5.   Other Events.
            -------------

      On September 28, 1995, the Company announced that a Federal Communications Commission ("FCC") administrative law judge issued a ruling finding the Company and United States Cellular Corporation fully qualified to be FCC licensees. The decision favorably resolves candor issues raised in the La Star and Wisconsin 8 (Vernon) Rural Service Area ("RSA") matters.

      This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.

Item 7.     Financial Statements and Exhibits
            ----------------------------------

(c)   Exhibits
      --------

      The exhibits  accompanying this  report are listed  in the  accompanying
Exhibit Index.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date: October 3, 1995


By:  /s/  GREGORY J. WILKINSON
     ----------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)

                                 EXHIBIT INDEX


Exhibit Number   Description of Exhibit   Sequentially Numbered Page
--------------   -----------------------  ---------------------------

      99                News Release dated            5
                        September 28, 1995